                            SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    SANTA FE PACIFIC PIPELINE PARTNERS, L.P.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    SANTA FE PACIFIC PIPELINE PARTNERS, L.P.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

(WESTERN UNION MAILGRAM) -
ADP


Dear Unitholder:

The Special Meeting of Santa Fe Pacific Pipeline Partners, L.P. will be held on March 6, 1998, only a few days away. Since time is short and your vote is important, we have established a method to enable you to vote via toll-free ProxyGram. To be sure your vote is received in time, we urge you to vote today. Please take a few minutes of your time to follow the simple steps listed below.

Thank you for your consideration and support.

       TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                     ARE AVAILABLE TO ASSIST YOU NOW!!!

1. Call Toll-free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4402, Santa Fe Pacific Pipeline Partners, L.P.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

         Name:                xxxxxxxxx
         Broker:              xxxxxxxxx
         Control number:      xxxxxxxxx
         Number of shares:    xxxxxxxxx

If you need assistance in voting, call our solicitor, Georgeson &
Company Inc. at 1-800-223-2064.

                            (TEXT OF PROXY CARD)

                   SANTA FE PACIFIC PIPELINE PARTNERS, L.P.

                       SPECIAL MEETING OF UNITHOLDERS

                               March 6, 1998


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SANTA FE PACIFIC PIPELINES, INC. FOR SPECIAL MEETING OF HOLDERS OF COMMON UNITS OF SANTA FE PACIFIC PIPELINE PARTNERS, L.P.

The undersigned, a holder of record of Common Units of Santa Fe Pacific Pipeline Partners, L.P. ("Santa Fe") hereby appoints Irvin Toole, Jr. and Barry R. Pearl, or either of them with power of substitution, attorneys and proxies of the undersigned, to vote all Common Units of Santa Fe that the undersigned may be entitled to vote at a Special Meeting of Holders of Common Units of Santa Fe to be held on March 6, 1998, at 9:00 a.m., at Doubletree Hotel, 100 The City Drive, Orange, California, 92868, on the matter set forth below and on such other matters as may properly come before the meeting and at any postponement or adjournment thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SANTA FE COMMON UNITS IT REPRESENTS WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE CHOICE SPECIFIED BELOW. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO THE MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AND ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

1. The Board of Directors for Santa Fe Pacific Pipelines, Inc., as the general partner of Santa Fe, recommends a vote FOR the following proposal:

(i) The approval and adoption of the Purchase Agreement dated as of October 18, 1997 (the "Purchase Agreement") among Santa Fe, Santa Fe Pacific Pipelines, Inc. (the "SF General Partner"), SFP Pipeline Holdings, Inc., Kinder Morgan Energy Partners, L.P. ("KMEP") and Kinder Morgan G.P., Inc.
(ii) the approval of the sale of substantially all of the assets of Santa Fe to KMEP pursuant to the Purchase Agreement, (iii) the approval of the sale by the SF General Partner of its general partner interest in Santa Fe to an affiliate of KMEP for $84.4 million in cash and the appointment of such KMEP affiliate as a new general partner of Santa Fe,
(iv) the approval of the dissolution of Santa Fe on the closing date of the transactions contemplated by the Purchase Agreement, and (v) the adoption and approval of the amendments to the partnership agreement of Santa Fe to implement the transactions contemplated by the Purchase Agreement, which are described in the Joint Proxy Statement/Prospectus for the Special Meeting.

Notwithstanding the approval of the holders of Common Units of Santa Fe of the above proposal, Santa Fe reserves the right to terminate the Purchase Agreement and abandon the transactions and other matters contemplated thereby, upon the terms and conditions set forth in the Purchase Agreement.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said Special Meeting or any adjournment or postponement thereof.

   (   )  FOR          (   )  AGAINST          (   )  ABSTAIN

PRUDENTIAL, MERRILL LYNCH

Dear Unitholder:

The Special Meeting of Santa Fe Pacific Pipeline Partners, L.P. will be held on March 6, 1998, only a few days away. Since time is short and your vote is important, we have established a method to enable you to vote via toll-free ProxyGram. To be sure your vote is received in time, we urge you to vote today. Please take a few minutes of your time to follow the simple steps listed below.

Thank you for your consideration and support.

      TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                   ARE AVAILABLE TO ASSIST YOU NOW!!!

                             INSTRUCTIONS

1. Call Toll-free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2.  Tell the operator that you wish to send a collect ProxyGram to ID
    No. [insert 4403 if Prudential and 4406 if Merrill Lynch], Santa Fe Pacific Pipeline Partners, L.P.

3.  State your name, address and telephone number.

4. State your confidential account number and number of shares as shown below:

         Confidential Account Number:                xxxxxxxxx
         Number of shares:                           xxxxxxxxx

If you need assistance in voting, call our solicitor, Georgeson &
Company Inc. at 1-800-223-2064.

                            (TEXT OF PROXY CARD)

                   SANTA FE PACIFIC PIPELINE PARTNERS, L.P.

                       SPECIAL MEETING OF UNITHOLDERS

                               March 6, 1998


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SANTA FE PACIFIC PIPELINES, INC. FOR SPECIAL MEETING OF HOLDERS OF COMMON UNITS OF SANTA FE PACIFIC PIPELINE PARTNERS, L.P.

The undersigned, a holder of record of Common Units of Santa Fe Pacific Pipeline Partners, L.P. ("Santa Fe") hereby appoints Irvin Toole, Jr. and Barry R. Pearl, or either of them with power of substitution, attorneys and proxies of the undersigned, to vote all Common Units of Santa Fe that the undersigned may be entitled to vote at a Special Meeting of Holders of Common Units of Santa Fe to be held on March 6, 1998, at 9:00 a.m., at Doubletree Hotel, 100 The City Drive, Orange, California, 92868, on the matter set forth below and on such other matters as may properly come before the meeting and at any postponement or adjournment thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SANTA FE COMMON UNITS IT REPRESENTS WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE CHOICE SPECIFIED BELOW. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO THE MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AND ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

1. The Board of Directors for Santa Fe Pacific Pipelines, Inc., as the general partner of Santa Fe, recommends a vote FOR the following proposal:

(i) The approval and adoption of the Purchase Agreement dated as of October 18, 1997 (the "Purchase Agreement") among Santa Fe, Santa Fe Pacific Pipelines, Inc. (the "SF General Partner"), SFP Pipeline Holdings, Inc., Kinder Morgan Energy Partners, L.P. ("KMEP") and Kinder Morgan G.P., Inc.
(ii) the approval of the sale of substantially all of the assets of Santa Fe to KMEP pursuant to the Purchase Agreement, (iii) the approval of the sale by the SF General Partner of its general partner interest in Santa Fe to an affiliate of KMEP for $84.4 million in cash and the appointment of such KMEP affiliate as a new general partner of Santa Fe,
(iv) the approval of the dissolution of Santa Fe on the closing date of the transactions contemplated by the Purchase Agreement, and (v) the adoption and approval of the amendments to the partnership agreement of Santa Fe to implement the transactions contemplated by the Purchase Agreement, which are described in the Joint Proxy Statement/Prospectus for the Special Meeting.

Notwithstanding the approval of the holders of Common Units of Santa Fe of the above proposal, Santa Fe reserves the right to terminate the Purchase Agreement and abandon the transactions and other matters contemplated thereby, upon the terms and conditions set forth in the Purchase Agreement.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said Special Meeting or any adjournment or postponement thereof.

   (   )  FOR          (   )  AGAINST          (   )  ABSTAIN